SCHEDULE OF ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) (Parenthetical) - USD ($)		Sep. 30, 2023	Dec. 31, 2022
Payables and Accruals [Abstract]
Accrued underwriter fees	[1]	$ 1,200,000

[1]	On March 18, 2023, the Company entered into a private placement consent agreement with Representatives of the private placement taken place on January 19, 2023 (see Note 10) on the underwriting fees of US$1.2 million, payable only on the completion of the underwriting offering.